                           MASTER ADMINISTRATOR REPORT

         ---------------------------------------------------------------

                              NAFCO AUTO TRUST - 3

                   For the February 20, 1997 Distribution Date

                   For the period beginning on Janaury 1, 1997
                and ending on January 31, 1997 (the "Due Period")

         ---------------------------------------------------------------

      The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

      1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

      3.    The undersigned is an Officer of the Master Administrator.

      4.    The date of this Report is February 15, 1997.

      5.    Pool Factor.

            (a)   The Pool Factor with respect to Janaury 1,
                  1997 was ........................................   .73066956
                                                                      ---------

            (b)   The Pool Factor with respect to Janaury
                  31, 1997 was ....................................   .69702844
                                                                      ---------

      6.    Investor and Seller Certificate Principal
            Balance beginning of Due Period).

            (a)   The Investor Certificate Principal Balance
                  as of Janaury 1, 1997 (after giving effect
                  to the disbursements in reduction of
                  principal, if any, on the immediately
                  preceding Distribution Date) was ..........   $ 24,126,708.92
                                                                ---------------

            (b)   The Seller Certificate Principal Balance
                  as of Janaury 1, 1997 (after giving effect
                  to the disbursements in reduction of
                  principal, if any, on the immediately
                  preceding Distribution Date) was ..........   $  2,680,745.44
                                                                ---------------

      7.    Occurrence of a Required Reserve Event

            (a)   The Delinquency Ratio is .............    *9.47%
                                                            ------

            (b)   The Three Month Deliquency Ratio is...    *7.39%
                                                            ------

            (c)   The percentage of eligible claims on the
                  ALPI policy not paid in a timely manner
                  is(*) ................................   *33.86%
                                                           -------

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $0 of claims which are currently in dispute. Such disputed claims represent n/a % of all eligible claims.

                                                          Cumulative   Monthy
                                                          ----------  -------

            (d)   The Gross Loss Ratio is ..............    41.48%    *24.04%
                                                            ------    -------

            (e)   The Three Month Gross Loss Ratio is ..    35.63%    *17.72%
                                                            ------    -------

            (f)   The Required Reserve Percentage is ...    10.00%
                                                            ------

            (g)   * Indicates which Required Reserve Event has occurred.

                  See ANNEX C.1 for Ratio Calculations.

      8.    Aggregate Monthly Servicing Fee.

            (a)   The Monthly Servicing Fee owing to the
                  Servicer on the related Distribution Date
                  is ..........................................  $    86,906.83
                                                                 --------------

            (b)   The amount of accrued and unpaid Monthly
                  Servicing Fees in respect of prior Due
                  Periods is ..................................  $       -0-
                                                                 --------------

            (c)   The total Monthly Servicing Fee paid or
                  payable to the Servicer in respect of such
                  Due Period [a+b] is .........................  $    86,906.83
                                                                 --------------

      9.    Aggregate Monthly Subrogation Amount.

            (a)   The Monthly Subrogation Amount owing on
                  the related Distribution Date is ............  $       -0-
                                                                 --------------

            (b)   The amount of accrued and unpaid Monthly
                  Subrogation Amount in respect of prior Due
                  Periods is ..................................  $       -0-
                                                                 --------------

            (c)   The total Monthly Subrogation Amount paid
                  or payable to the Master Administrator in
                  respect of such Due Period [a+b] is .........  $       -0-
                                                                 --------------

      10.   Aggregate Monthly Administrator Fee.

            (a)   The Monthly Administrator Fee owing on the
                  related Distribution Date is ................  $    26,851.01
                                                                 --------------

            (b)   The amount of accrued and unpaid Monthly
                  Administrator Fees in respect of prior Due
                  Periods is ..................................  $       -0-
                                                                 --------------

            (c)   The total Monthly Administrator Fee paid
                  or payable to the Master Administrator in
                  respect of such Due Period [a+b] is .........  $    26,851.01
                                                                 --------------

      11.   The Cash Reserve Account.

            (a)   The Insurance Reserve Amount/The Insurance
                  Deductible

                  (i)   The Insurance Reserve Amount as of
                        the first day of the Due Period .......  $ 1,119,495.53
                                                                 --------------

                  (ii)  The aggregate Insurance Deductible
                        to be deposited by the Seller into
                        the Cash Reserve Account on the
                        Deposit Date with respect to
                        additional Auto Loans acquired ........  $       -0-
                                                                 --------------

                  (iii) The aggregate amount to be withdrawn
                        from the Insurance Reserve Amount,
                        deposited into the Collection
                        Account and applied against the
                        aggregate amount of the Insurance
                        Deductible ............................  $    57,608.25
                                                                 --------------

                  (iv)  The aggregate amount of Monthly
                        Subrogation Amount to be deposited
                        into the Insurance Reserve Amount on
                        the related Deposit Date. .............  $       -0-
                                                                 --------------

                  (v)   The Insurance Reserve Amount as of
                        the end of the Due Period is ..........  $ 1,061,887.28
                                                                 --------------

            (b)   The Available Cash Reserve Amount

                  (i)   The Required Cash Reserve Amount
                        (assuming all withdrawals or
                        deposits to be made with respect to
                        the current Distribution Date are
                        made) is ..............................  $ 2,412,670.89

                  (ii)  The Available Cash Reserve Amount
                        available for deposit to the
                        Collection Account on the related
                        Deposit Date (prior to any
                        withdrawals or deposits to be made
                        with respect to the current
                        Distribution Date are made) is ........  $ 1,904,942.28
                                                                 --------------

                  (iii) The amount to be deposited to
                        (withdrawn from) the Available Cash
                        Reserve Amount with respect to the
                        current Distribution Date is so .......  $       -0-
                                                                 --------------

                  (iv)  The Available Cash Reserve Amount
                        available for deposit to the
                        Collection Account on the related
                        Deposit Date (after any withdrawals
                        or deposits to be made with respect
                        to the current Distribution Date are
                        made) is ..............................  $ 1,904,942.28
                                                                 --------------

            (c)   The total Cash Reserve Account as of the
                  end of the Due Period (after giving effect
                  to the deposits and withdrawals in (a) and
                  (b) above) is ...............................  $ 2,966,829.56
                                                                 --------------

      12.   Available Funds

            (a)   The amount of Available Funds with respect
                  to the related Due Period was ...............  $ 1,444,900.62
                                                                 --------------

            (b)   The amount of Available Funds with respect
                  to the immediately preceding Due Period
                  that were retained in the Collection
                  Account was .................................  $    70,179.55
                                                                 --------------

            (c)   Interest earned on and retained in the
                  Collection Account and interest earned on
                  the Cash Reserve Account and transferred
                  into the Collection Account for the Due
                  Period on the related Deposit Date was ......  $    19,008.81
                                                                 --------------

            (d)   Total distributable funds with respect to
                  the related Due Period [a+b+c] was ..........  $ 1,534,088.98
                                                                 --------------

            (e)   The amount of Available Funds used to
                  purchase additional Auto Loans during the
                  related Due Period was ......................  $       -0-
                                                                 --------------

            (f)   The amount of Available Funds and interest
                  earned on the Collection Account remaining
                  after the purchase of additional Auto
                  Loans with respect to the related Due
                  Period [d-e] is .............................  $ 1,534,088.98
                                                                 --------------

      13. Disbursements to be made on the related Distribution Date. The Certificate Rate is 6.50%.

            (a)   The amount of the aggregate Monthly
                  Servicing Fee to be paid to the Servicer
                  on such Distribution Date is ................  $    86,906.83
                                                                 --------------

            (b)   The amount of the aggregate Monthly
                  Subrogation Amount to be paid to the
                  Master Administrator on such Distribution
                  date is .....................................  $       -0-
                                                                 --------------

            (c)   The amount of the Monthly Administrator
                  Fee to be paid to the Master Administrator
                  on such Distribution Date is ................  $    26,851.01
                                                                 --------------

            (d)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes interest on the Investor
                  Certificates at the Certificate Rate,
                  including any Shortfall so allocable is .....  $   130,686.34
                                                                 --------------

            (e)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes payments in reduction of
                  principal with respect to the Investor
                  Certificates is .............................  $ 1,110,829.68
                                                                 --------------

            (f)   The total amount of the distribution to be
                  made on such Distribution Date to the
                  Investor Certificateholders [d+e] is ........  $ 1,241,516.02
                                                                 --------------

            (g)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes interest on the Seller
                  Certificate at the Certificate Rate is ......  $    14,520.70
                                                                 --------------

            (h)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes a reduction of principal with
                  respect to the Seller Certificate is ........  $    90,790.43
                                                                 --------------

            (i)   The amount to be deposited in the Cash
                  Reserve Account is ..........................  $       -0-
                                                                 --------------

            (j)   The amount to be retained in the
                  Collection Account with respect to the
                  Reinvestment Amount and the Partial
                  Payment Amount is ...........................  $    73,503.99
                                                                 --------------

            (k)   The amount to be disbursed to the Seller
                  Certificateholder (other than the amounts
                  referred to in (g) and (h) is ...............  $       -0-
                                                                 --------------

            (l)   The total amount of the distribution to be
                  made to the Seller Certificateholders
                  [g+h+k] is ..................................  $   105,311.13
                                                                 --------------

      14.   Investor and Seller Certificate Principal
            Balance (end of Due Period).

            (a)   The Investor Certificate Principal Balance
                  as of Janaury 31, 1997 (after giving
                  effect to the disbursements in reduction
                  of principal, if any, on the immediately
                  preceding Distribution Date) was ............  $23,015,879.24
                                                                 --------------

            (b)   The Seller Certificate Principal Balance
                  as of Janaury 31, 1997 (after giving
                  effect to the disbursements in reduction
                  of principal, if any, on the immediately
                  preceding Distribution Date or the effect
                  of the computation of the Individual Sold
                  Balance relating to the purchase of
                  additional Auto Loans during the
                  Interest-Only Period in accordance with
                  the terms of the Pooling and Servicing
                  Agreement) was ..............................  $ 2,589,955.01
                                                                 --------------

      15.   Events of Administrator Termination.

            No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 15th day of February 1997.

                                        NYLIFE SFD Holding INC.
                                          as Master Administrator


                                        By:
                                            /s/ Scott Drath
                                            -----------------------
                                            Name:    Scott Drath
                                            Title:   Vice President

                                     ANNEX A

                                       TO

                           MASTER ADMINISTRATOR REPORT
                             DATED February 15, 1997

                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B

                                       TO

                           MASTER ADMINISTRATOR REPORT
                             DATED February 15, 1997

      In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

      1.    Aggregate Principal Balance of the Auto Loans.

            As of Janaury 31, 1997 [the close of business on the last day of the Due Period]

                 Number of Days         Number of           Aggregate Principal
                   Delinquent           Auto Loans         Balance of Auto Loans
                 --------------         ----------         ---------------------

                  current(0-29)            1705                   $  17,857,271
                     30-59                  267                       2,867,056
                     60-89                  120                       1,369,024
                     90 - 120                62                         720,419
                     over 120               516                       4,416,267
                                        -------                   -------------
                  Totals:                 2,670                   $  27,230,037
                                        =======

                  Aggregate Principal Balance of Defaulted
                  Auto Loans at Janaury 31, 1997 ..............     (1,656,838)
                                                                  -------------

                  Aggregate Principal Balance allocable to
                  Certificateholders ..........................   $  25,573,199
                                                                  =============

      2. Total Amounts Collected during the Due Period and Deposited into the Collection Account.

            (a)   The total amount of Payments collected on
                  the Auto Loans and deposited into the
                  Collection Account for the Due Period was ...  $ 1,129,014.00
                                                                 --------------

            (b)   The total amount of Recoveries on
                  Defaulted Auto Loans collected on the Auto
                  Loans and deposited into the Collection
                  Account for the Due Period was ..............  $   254,953.93
                                                                 --------------

            (c)   The total amounts collected on the Auto
                  Loans and deposited into the Collection
                  Account for the Due Period was [a+b] ......    $ 1,383,967.93
                                                                 --------------

      3.    Defaulted Auto Loans.

            Auto Loans that became Defaulted Auto Loans during the Due Period:

                  Number of                    Aggregate Principal
                  Auto Loans                  Balance of Auto Loans
                  ----------                  ---------------------

                      46                           $551,424.28

      4.    The information specified in item 13(d) through
            (f) stated on the basis of $1,000 Initial
            Principal Amount.
                  The Certificate Rate is 6.5%

            (a)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes interest on the Investor
                  Certificates at the Certificate Rate,
                  including any Shortfall so allocable
                  stated on the basis of $1,000 Initial
                  Principal Amount is .........................   $    3.957793
                                                                  -------------

            (b)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes payments in reduction of
                  principal with respect to the Investor
                  Certificate on the basis of $1,000 Initial
                  Principal Amount is .........................   $   33.641117
                                                                  -------------

            (c)   The total amount of the distribution to be
                  made on such Distribution Date to the
                  Investor Certificateholders on the basis
                  of $1,000 Initial Principal Amount is .......   $   37.598910
                                                                  -------------

                                     ANNEX C

                                       TO

                           MASTER ADMINISTRATOR REPORT
                             DATED February 15, 1997

            Calculation of Required Cash Reserve Amount as of the February 20, 1997 Distribution Date.

            (i)   The Investor Certificate Principal Balance equals
                  $24,126,708.92

            (ii)  Required Reserve Percentage equals 10%.

            (iii) The Required Cash Reserve Amount equals (the product of (i)
                  and (ii)) $2,412,670.89

            For purposes of this Annex C, the following term shall have the following meaning:

      "Required Reserve Percentage" means:

            (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

            (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs;

            (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

            (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

            (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs.

            (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period;

                                   ANNEX C.1

Monthly:

1.    Delinquency Ratio:                                                 Ratios
                                                                         -------

      January Principal Balance 60+ days (net) =     2,577,467.88    =    9.47%
      ---------------------------------------      ---------------
         January Aggregate Principal Balance        27,230,037.17

2.    Three Month Deliquency Ratio:

      Sum of Nov-January Principal Balances
                  60+ days (net)               =     6,252,982.28    =    7.39%
      ---------------------------------------      ---------------
      Sum of Nov-January Principal Balances         84,587,329.67

3.    ALPI Claims Payment Test:

         Aggregate Principal Balance of
      ALPI Claims not paid within timeframe    =       519,750.34    =   33.86%
      ---------------------------------------      ---------------
       Principal Balance of Eligible Claims          1,535,058.21

4.    Gross Loss Ratio:

      Twelve times the:
      January Principal Balance of Defaulted
               Auto Loans repossessed          =       545,526.81    =   24.04%
      ---------------------------------------      ---------------
        January Aggregate Principal Balance         27,230,037.17

5.    Three month Gross Loss Ratio:

      Twelve times the:
      Sum of Nov-January Principal Balances
        of Defaulted Auto Loans repossessed    =     1,249,280.73    =   17.72%
      ---------------------------------------      ---------------
      Sum of Nov-January Principal Balances         84,587,329.67

Cummulative:

4a.   Gross Loss Ratio:

      Twelve times the:
      January Principal Balance of Defaulted
               Auto Loans repossessed          =       941,172.42    =   41.48%
      ---------------------------------------      ---------------
        January Aggregate Principal Balance         27,230,037.17

5a.   Three month Gross Loss Ratio:

      Twelve times the:
      Sum of Nov-January Principal Balances
       of Defaulted Auto Loans repossessed     =     2,511,381.39    =   35.63%
      ---------------------------------------      ---------------
       Sum of Nov-January Principal Balances        84,587,329.67

                           MASTER ADMINISTRATOR REPORT

         --------------------------------------------------------------

                              NAFCO AUTO TRUST - 3

                    For the March 20, 1997 Distribufion Date

                  For the period beginning on February 1, 1997
               and ending on February 28, 1997 (the "Due Period")

         --------------------------------------------------------------

      The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

      1. Capitalized terms used in this Master Administrator Report and not otherwise defmed herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

      3.    The undersigned is an Officer of the Master Administrator.

      4.    The date of this Report is March 15, 1997.

      5.    Pool Factor.

            (a)   The Pool Factor with respect to
                  February 1, 1997 was ........................       .69702844
                                                                      ---------
            (b)   The Pool Factor with respect to
                  February 28, 1997 was .......................       .66773878
                                                                      ---------

      6. Investor and Seller Certificate Principal Balance (beginning of Due Period).

            (a)   The Investor Certificate Principal Balance
                  as of February 1, 1997 (after giving
                  effect to the disbursements in reduction
                  of principal, if any, on the immediately
                  preceding Distribution Date) was ............ $ 23,015,879.24
                                                                 --------------

            (b)   The Seller Certificate Principal Balance
                  as of February 1, 1997 (after giving
                  effect to the disbursements in reduction
                  of principal, if any, on the immediately
                  preceding Distribution Date)
                  was.............................................$2,589,955.O1
                                                                  --------------
      7.    Occurrence of a Required Reserve Event

     (a)   The Delinquency Ratio is.....................................* 7.92%
                                                                          ----
     (b)   The Three Month Delinquency Ratio is.........................* 8.10%
                                                                          ----
     (c)   The Gross Loss Ratio is......................................*15.99%
                                                                         -----
     (d)   The Three Month Gross Loss Ratio is .........................*17.54%
                                                                         -----
     (e)   The percentage of eligible claims on the
           ALPI policy not paid in a timely manner
           is(*)........................................................*32.21%
                                                                         -----
     (f)   The Required Reserve Percentage is...........................*10.00%
                                                                         -----
     (g) * Indicates which Required Reserve Event has occurred.

(*) The percentage of Claims on the ALPI policy not paid in a timely manner includes $ 0 of claims which are currently in dispute. Such disputed claims represent n/a % of all eligible claims

            See ANNEX C.1 for Ratio Calculations.

      8. Aggregate Monthly Servicing Fee.

            (a)   The Monthly Servicing Fee owing to the
                  Servicer on the related Distribution
                  Date is.........................................$   88,124.80
                                                                  -------------

                  Monthly Servicing Fees in respect
                  of prior Due Periods is ........................$   -0-
                                                                  -------------
            (c)   The total Monthly Servicing Fee
                  paid or payable to the Servicer in
                  respect of such Due Period [a+b]
                  is .............................................$   88,124.80
                                                                  -------------

      9. Aggregate Monthlv Subrogation Amount.

            (a)   The Monthly Subrogation Amount
                  owing on the related Distribution
                  Date is.........................................$      -0-
                                                                  -------------
            (b)   The amount of accrued and unpaid
                  Monthly Subrogation Amount in
                  respect of prior Due Periods is.................$      -0-
                                                                  -------------
            (c)   The total Monthly Subrogation
                  Amount paid or payable to the
                  Master Administrator in respect of
                  such Due Period [a+b] is.......................$       -0-
                                                                 --------------

      10. Aggregate Monthly Administrator Fee.

            (a)   The Monthly Administrator Fee
                  owing on the related Distribution
                  Date is.........................................$   24,964.75
                                                                  -------------
            (b)   The amount of accrued and unpaid
                  Monthly Administrator Fees in
                  respect of prior Due Periods is.................$        -0-
                                                                  -------------
            (c)   The total Monthly Administrator
                  Fee paid or payable to the Master
                  Administrator in respect of such
                  Due Period [a+b]
                  is..............................................$   22,964.75
                                                                  -------------
      11. The Cash Reserve Account.

            (a)   The Insurance Reserve Amount/The
                  Insurance Deductible

                  (i)   The Insurance Reserve Amount as of
                        the first day of the Due
                        Period....................................$1,061,887.28
                                                                  --------------
                  (ii)  The aggregate Insurance Deductible
                        to be deposited by the Seller into
                        the Cash Reserve Account on the
                        Deposit Date with respect to
                        additional Auto Loans acquired...........$    -0-
                                                                  --------------
                  (iii) The aggregate amount to be
                        withdrawn from the Insurance
                        Reserve Amount, deposited into the
                        Collection Account and applied
                        against the aggregate amount of
                        the Insurance
                        Deductible................................$   75,929.18
                                                                  --------------

                  (iv)  The aggregate amount of Monthly
                        Subrogation Amount to be deposited
                        into the Insurance Reserve Amount
                        on the related Deposit Date.. ............$       -0-
                                                                  --------------
                  (v)   The Insurance Reserve Amount as of
                        the end of the Due Period is .............$  985,958.10
                                                                  --------------
      (b)   The Available Cash Reserve Amount

                  (i)   The Required Cash Reserve Amount
                        (assuming all withdrawals or
                        deposits to be made with respect
                        to the current Distribution Date
                        are made) is . ...........................$2,301,587.92
                                                                  --------------
                  (ii)  The Available Cash Reserve Amount
                        available for deposit to the
                        Collection Account on the related
                        Deposit Date prior to any
                        withdrawals or deposits to be made
                        with respect to the current
                        Distribution Date are made) is ...........$1,904,942.28
                                                                  --------------
                  (iii) The amount to be deposited to
                        (withdrawn from) the Available
                        Cash Reserve Amount with respect
                        to the current Distribution Date
                        is... ....................................$   11,467.16
                                                                  --------------
                  (iv)  The Available Cash Reserve Amount
                        available for deposit to the
                        Collection Account on the related
                        Deposit Date (after any
                        withdrawals or deposits to be made
                        with respect to the current
                        Distribution Date are made)
                        is....... ................................$1,916,409.44
                                                                  --------------
            (c)   The total Cash Reserve Account as of the
                  end of the Due Period (after giving
                  effect to the deposits and withdrawals
                  in (a) and above) is ...........................$2,902,367.54
                                                                  --------------

      12. Available Funds

            (a)   The amount of Available Funds with
                  respect to the related Due Period was ..........$1,353,381.92
                                                                  --------------
            (b)   The amount of Available Funds with
                  respect to the immediately preceding Due
                  Period that were retained in the
                  Collection Account was .........................$   73,503.99
                                                                  --------------
            (c)   Interest earned on and retained in the
                  Collection Account and interest earned
                  on the Cash Reserve Account and
                  transferred into the Collection Account
                  for the Due Period on the related
                  Deposit Date was ...............................$   17,456.69
                                                                  --------------
            (d)   Total distributable funds with respect
                  to the related Due Period [a+b+c]
                  was ............................................$1,444.342.60
                                                                  --------------
            (e)   The amount of Available Funds used to
                  purchase additional Auto Loans during
                  the related Due Period was .....................$     -0-
                                                                  --------------
            (f)   The amount of Available Funds and
                  interest earned on the Collection
                  Account remaining after the purchase of
                  additional Auto Loans with respect to
                  the related Due Period [d-e] is ................$1,444,342.60
                                                                  --------------
13.       Disbursements to be made on the related Distribution Date:
               The Certificate Rate is 6.50%.

            (a)   The amount of the aggregate Monthly
                  Servicing Fee to be paid to the Servicer
                  on such Distribution Date is ...................$   88,124.80
                                                                  --------------
            (b)   The amount of the aggregate Monthly
                  Subrogation Amount to be paid to the
                  Master Administrator on such
                  Distribution date is ...........................$     -0-
                                                                  --------------
            (c)   The amount of the Monthly Administrator
                  Fee to be paid to the Master
                  Administrator on such Distribution Date
                  is .............................................$   24,964.75
                                                                  --------------

            (d)   The amount of the aggregate distribution
                  to be made on such Distribution Date
                  which constitutes interest on the
                  Investor Certificates at the Certificate
                  Rate, including any Shortfall so
                  allocable is ...................................$  124,669.35
                                                                  --------------
            (e)   The amount of the aggregate distribution
                  to be made on such Distribution Date
                  which constitutes payments in reduction
                  of principal with respect to the
                  Investor Certificates is .......................$  967,144.58
                                                                  --------------
            (f)   The total amount of the distribution to
                  be made on such Distribution Date to the
                  Investor Certificateholders [d+e] is ...........$1,091,813.93
                                                                  --------------
            (g)   The amount of the aggregate distribution
                  to be made on such Distribution Date
                  which constitutes interest on the Seller
                  Certificate at the Certificate Rate is .........$   14,028.92
                                                                  --------------
            (h)   The amount of the aggregate distribution
                  to be made on such Distribution Date
                  which constitutes a reduction of
                  principal with respect to the Seller
                  Certificate is .................................$  140,095.60
                                                                  --------------
            (i)   The amount to be deposited in the Cash
                  Reserve Account is .............................$   11,467.16
                                                                  --------------
            (j)   The amount to be retained in the
                  Collection Account with respect to the
                  Reinvestment Amount and the Partial
                  Payment Amount is ..............................$   73,847.44
                                                                  --------------
            (k)   The amount to be disbursed to the Seller
                  Certificateholder (other than the
                  amounts referred to in (g) and (h) .............$     -0-
                                                                  --------------
            (1)   The total amount of the distribution to
                  be made to the Seller Certificateholders
                  [g+h+k] is .....................................$  154,124.52
                                                                  --------------

      14.   Investor and Seller Certificate Principal Balance (end of Due
            Period).

            (a)   The Investor Certificate Principal Balance
                  as of February 28, 1997 (after giving
                  effect to the disbursements in reduction
                  of principal, if any, on the immediately
                  preceding Distribution Date) was................$22,048,734.66
                                                                  --------------

            (b)   The Seller Certificate Principal Balance
                  as of February 28, 1997 (after giving
                  effect to the disbursements in reduction
                  of principal, if any, on the immediately
                  preceding Distribution Date or the effect
                  of the computation of the Individual Sold
                  Balance relating to the purchase of
                  additional Auto Loans during the
                  Interest-Only Period in accordance with
                  the terms of the Pooling and Servicing
                  Agreement) was...................................$2,449,859.41
                                                                   -------------

      15.   Events of Administrator Termination.

            No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

            IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 15th day of March 1997.


                                        NYLIFE SFD Holding INC.
                                         as Master Administrator


                                        By:
                                           /s/ Scott Drath
                                           ---------------------
                                           Name:  Scott Drath
                                           Title: Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED March 15, 1997

                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                    ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED March 15, 1997

            In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

      1.    Aggregate Principal Balance of the Auto Loans.

            As of February 28, 1997 [the close of business on the last day of the Due Period]

        Number of Days               Number of          Aggregate Principal
         Delinquent                  Auto Loans        Balance of Auto Loans
        --------------               ----------        ---------------------

        current (0-29)                  1684               $17,345,407
          30 - 59                        261                 2,793,667
          60 - 89                         88                   926,669
          90 - 120                        70                   795,236
          over 120                       526                 4,421,368
                                       -----               -----------
        Totals:                        2,629               $26,282,347
                                       =====

        Aggregate Principal Balance of Defaulted
        Auto Loans at February 28, 1997                     (1,783,753)
                                                           -----------

        Aggregate Principal Balance allocable
         to Certificateholders                             $24,498,594
                                                           ===========

      2. Total Amounts Collected during the Due Period and Deposited into the Collection Account.

            (a)   The total amount of Payments collected on
                  the Auto Loans and deposited into the
                  Collection Account for the Due Period was........$1,071,142.50
                                                                   -------------

            (b)   The total amount of Recoveries on
                  Defaulted Auto Loans collected on the Auto
                  Loans and deposited into the Collection
                  Account for the Due Period was.....................$205,966.79
                                                                     -----------

            (c)   The total amounts collected on the Auto
                  Loans and deposited into the Collection
                  Account for the Due Period was [a+b].............$1,277,109.29
                                                                   -------------

      3.    Defaulted Auto Loans.

            Auto Loans that became Defaulted Auto Loans during the Due Period:

                  Number of                   Aggregate Principal
                  Auto Loans                 Balance of Auto Loans
                  ----------                 ---------------------

                      34                          $391,099.60

      4. The information specified in item 13(d) through (f) stated on the basis of $1,000 Initial Principal Amount.

                  The Certificate Rate is 6.5%

            (a)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes interest on the Investor
                  Certificates at the Certificate Rate,
                  including any Shortfall so allocable
                  stated on the basis of $1,000 Initial
                  Principal Amount is..................................$3.775571
                                                                       ---------

            (b)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes payments in reduction of
                  principal with respect to the Investor
                  Certificate on the basis of $1,000 Initial
                  Principal Amount is.................................$29.289660
                                                                      ----------

            (c)   The total amount of the distribution to be
                  made on such Distribution Date to the
                  Investor Certificateholders on the basis
                  of $1,000 Initial Principal Amount is...............$33.065231
                                                                      ----------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED March 15, 1997

            Calculation of Required Cash Reserve Amount as of the March 20, 1997 Distribution Date.

            (i)   The Investor Certificate Principal Balance equals
                  $23,015,879.24

            (ii)  Required Reserve Percentage equals 10%.

            (iii) The Required Cash Reserve Amount equals (the product of (i)
                  and (ii)) $2,301,587.92

            For purposes of this Annex C, the following term shall have the following meaning:

      "Required Reserve Percentage" means:

            (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

            (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs;

            (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

            (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

            (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs.

            (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period;

                                    ANNEX C.1

                                                                          Ratios
                                                                          ------

1.    Delinquency Ratio:

      February Principal Balance 60+ days (net =    2,081,741.70 =         7.92%
      ----------------------------------------     -------------
        February Aggregate Principal Balance       26,282,347.26

2.    Three Month Deliquency Ratio:

      Sum of Dec-February Principal Balances
                  60+ days (net)               =    6,617,679.58 =         8.10%
      ----------------------------------------     -------------
      Sum of Dec-February Principal Balances       81,726,454.32

3.    Gross Loss Ratio:

      Twelve times the:
      February Principal Balance of Defaulted
              Auto Loans repossessed           =      350,139.72 =        15.99%
      ----------------------------------------     -------------
      February Aggregate Principal Balance         26,282,347.26

4.    Three month Gross Loss Ratio:

      Twelve times the:
      Sum of Dec. - Feb. Principal Balances
      of Defaulted Auto Loans repossessed      =    1,194,417.49 =        17.54%
      ----------------------------------------     -------------
      Sum of Dec. - Feb. Principal Balances        81,726,454.32

5.    ALPI Claims Payment Test:

          Aggregate Principal Balance of
      ALPI Claims not paid within timeframe    =      563,465.69 =        32.21%
      ----------------------------------------     -------------
       Principal Balance of Eligible Claims         1,749,134.21

                           MASTER ADMINISTRATOR REPORT

             ------------------------------------------------------

                              NAFCO AUTO TRUST - 3

                    For the April 21, 1997 Distribution Date

                    For the period beginning on March 1, 1997
                 and ending on March 31, 1997 (the "Due Period")

             ------------------------------------------------------

      The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

      1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

      3.    The undersigned is an Officer of the Master Administrator.

      4.    The date of this Report is April 16, 1997.

      5.    Pool Factor.

            (a)   The Pool Factor with respect to March 1,
                  1997 was............................................ .66773878
                                                                       ---------

            (b)   The Pool Factor with respect to March 31,
                  1997 was............................................ .63305675
                                                                       ---------

      6. Investor and Seller Certificate Principal Balance (beginning of Due Period).

            (a)   The Investor Certificate Principal Balance
                  as of March 1, 1997 (after giving effect
                  to the disbursements in reduction of
                  principal, if any, on the immediately
                  preceding Distribution Date) was................$22,048,734.66
                                                                  --------------

            (b)   The Seller Certificate Principal Balance
                  as of March 1, 1997 (after giving effect
                  to the disbursements in reduction of
                  principal, if any, on the immediately
                  preceding Distribution Date) was.................$2,449,859.41
                                                                   -------------

      7.    Occurrence of a Required Reserve Event

            (a)   The Delinquency Ratio is...............................* 8.94%
                                                                           ----

            (b)   The Three Month Deliquency Ratio is....................* 8.78%
                                                                           ----

            (c)   The Gross Loss Ratio is...............................* 17.63%
                                                                          -----

            (d)   The Three Month Gross Loss Ratio is...................* 19.30%
                                                                          -----

            (e)   The percentage of eligible claims on the
                  ALPI policy not paid in a timely manner
                  is(*).................................................* 42.60%
                                                                          -----

            (f)   The Required Reserve Percentage is......................10.00%
                                                                         ------

            (g) * Indicates which Required Reserve Event has occurred.

(*) The percentage of claims on the ALPI policy not paid in a timely manner
includes $  0   of claims which are currently in dispute. Such disputed claims
represent   n/a  % of all eligible claims

            See ANNEX C.1 for Ratio Calculations.

      8.    Aggregate Monthly Servicing Fee.

            (a)   The Monthly Servicing Fee owing to the
                  Servicer on the related Distribution Date
                  is.................................................$110,147.90
                                                                     -----------

            (b)   The amount of accrued and unpaid Monthly
                  Servicing Fees in respect of prior Due
                  Periods is...............................................$ -0-
                                                                           -----

            (c)   The total Monthly Servicing Fee paid or
                  payable to the Servicer in respect of such
                  Due Period [a+b] is................................$110,147.90
                                                                     -----------

      9.    Aggregate Monthly Subrogation Amount.

            (a)   The Monthly Subrogation Amount owing on
                  the related Distribution Date is.........................$ -0-
                                                                           -----

            (b)   The amount of accrued and unpaid Monthly
                  Subrogation Amount in respect of prior Due
                  Periods is...............................................$ -0-
                                                                           -----

            (c)   The total Monthly Subrogation Amount paid
                  or payable to the Master Administrator in
                  respect of such Due Period [a+b] is......................$ -0-
                                                                           -----

      10.   Aggregate Monthly Administrator Fee.

            (a)   The Monthly Administrator Fee owing on the
                  related Distribution Date is........................$25,893.08
                                                                      ----------

            (b)   The amount of accrued and unpaid Monthly
                  Administrator Fees in respect of prior Due
                  Periods is...............................................$ -0-
                                                                           -----

            (c)   The total Monthly Administrator Fee paid
                  or payable to the Master Administrator in
                  respect of such Due Period [a+b] is..,,.............$25,893.08
                                                                      ----------

      11.   The Cash Reserve Account.

            (a)   The Insurance Reserve Amount/The Insurance Deductible

                  (i)   The Insurance Reserve Amount as of
                        the first day of the Due Period..............$985,958.10
                                                                     -----------

                  (ii)  The aggregate Insurance Deductible
                        to be deposited by the Seller into
                        the Cash Reserve Account on the
                        Deposit Date with respect to
                        additional Auto Loans acquired.....................$ -0-
                                                                           -----

                  (iii) The aggregate amount to be withdrawn
                        from the Insurance Reserve Amount,
                        deposited into the Collection
                        Account and applied against the
                        aggregate amount of the Insurance
                        Deductible...................................$122,278.04
                                                                     -----------

                  (iv)  The aggregate amount of Monthly
                        Subrogation Amount to be deposited
                        into the Insurance Reserve Amount on
                        the related Deposit Date...........................$ -0-
                                                                           -----

                  (v)   The Insurance Reserve Amount as of
                        the end of the Due Period is.................$863,680.06
                                                                     -----------

            (b)   The Available Cash Reserve Amount

                  (i)   The Required Cash Reserve Amount
                        (assuming all withdrawals or
                        deposits to be made with respect to
                        the current Distribution Date are
                        made) is...................................$2,204,873.47
                                                                   -------------

                  (ii)  The Available Cash Reserve Amount
                        available for deposit to the
                        Collection Account on the related
                        Deposit Date (prior to any
                        withdrawals or deposits to be made
                        with respect to the current
                        Distribution Date are made) is.............$1,916,409.44
                                                                   -------------

                  (iii) The amount to be deposited to
                        (withdrawn from) the Available Cash
                        Reserve Amount with respect to the
                        current Distribution Date is.......................$ -0-
                                                                           -----

                  (iv)  The Available Cash Reserve Amount
                        available for deposit to the
                        Collection Account on the related
                        Deposit Date (after any withdrawals
                        or deposits to be made with respect
                        to the current Distribution Date are
                        made) is...................................$1,916,409.44
                                                                   -------------

            (c)   The total Cash Reserve Account as of the
                  end of the Due Period (after giving effect
                  to the deposits and withdrawals in (a) and
                  (b) above) is....................................$2,780,089.50
                                                                   -------------

      12.   Available Funds.

            (a)   The amount of Available Funds with respect
                  to the related Due Period was....................$1,461,385.42
                                                                   -------------

            (b)   The amount of Available Funds with respect
                  to the immediately preceding Due Period
                  that were retained in the Collection
                  Account was.........................................$73,847.44
                                                                      ----------

            (c)   Interest earned on and retained in the
                  Collection Account and interest earned on
                  the Cash Reserve Account and transferred
                  into the Collection Account for the Due
                  Period on the related Deposit Date was..............$18,536.73
                                                                      ----------

            (d)   Total distributable funds with respect to
                  the related Due Period [a+b+c] was...............$1,553,769.59
                                                                   -------------

            (e)   The amount of Available Funds used to
                  purchase additional Auto Loans during the
                  related Due Period was...................................$ -0-
                                                                           -----

            (f)   The amount of Available Funds and interest
                  earned on the Collection Account remaining
                  after the purchase of additional Auto
                  Loans with respect to the related Due
                  Period [d-e] is..................................$1,553,769.59
                                                                   -------------

      13.   Disbursements to be made on the related Distribution Date.
                  The Certificate Rate is 6.50%.

            (a)   The amount of the aggregate Monthly
                  Servicing Fee to be paid to the Servicer
                  on such Distribution Date is.......................$110,147.90
                                                                     -----------

            (b)   The amount of the aggregate Monthly
                  Subrogation Amount to be paid to the
                  Master Administrator on such Distribution
                  date is..................................................$ -0-
                                                                           -----

            (c)   The amount of the Monthly Administrator
                  Fee to be paid to the Master Administrator
                  on such Distribution Date is........................$25,893.08
                                                                      ----------

            (d)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes interest on the Investor
                  Certificates at the Certificate Rate,
                  including any Shortfall so allocable is............$119,430.65
                                                                     -----------

            (e)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes payments in reduction of
                  principal with respect to the Investor
                  Certificates is..................................$1,145,200.78
                                                                   -------------

            (f)   The total amount of the distribution to be
                  made on such Distribution Date to the
                  Investor Certificateholders [d+e] is.............$1,264,631.43
                                                                   -------------

            (g)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes interest on the Seller
                  Certificate at the Certificate Rate is..............$13,270.07
                                                                      ----------

            (h)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes a reduction of principal with
                  respect to the Seller Certificate is................$66,856.02
                                                                      ----------

            (i)   The amount to be deposited in the Cash
                  Reserve Account is.........................................$ 0
                                                                             ---

            (j)   The amount to be retained in the
                  Collection Account with respect to the
                  Reinvestment Amount and the Partial
                  Payment Amount is...................................$72,971.09
                                                                      ----------

            (k)   The amount to be disbursed to the Seller
                  Certificateholder (other than the amounts
                  referred to in (g) and (h) is............................$ -0-
                                                                           -----

            (1)   The total amount of the distribution to be
                  made to the Seller Certificateholders [g+
                  h+k] is.............................................$80,126.09
                                                                      ----------

      14.   Investor and Seller Certificate Principal Balance (end of Due
            Period).

            (a)   The Investor Certificate Principal Balance
                  as of March 31, 1997 (after giving effect
                  to the disbursements in reduction of
                  principal, if any, on the immediately
                  preceding Distribution Date) was................$20,903,533.88
                                                                  --------------

            (b)   The Seller Certificate Principal Balance
                  as of March 31, 1997 (after giving effect
                  to the disbursements in reduction of
                  principal, if any, on the immediately
                  preceding Distribution Date or the effect
                  of the computation of the Individual Sold
                  Balance relating to the purchase of
                  additional Auto Loans during the
                  Interest-Only Period in accordance with
                  the terms of the Pooling and Servicing
                  Agreement) was...................................$2,383,003.39
                                                                   -------------

      15.   Events of Administrator Termination.

            No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

            IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 16th day of April 1997.


                                        NYLIFE SFD Holding INC.
                                         as Master Administrator


                                        By:
                                           /s/ Scott Drath
                                           ---------------------
                                           Name:  Scott Drath
                                           Title: Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED April 16, 1997

                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED April 16,1997

            In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

      1.    Aggregate Principal Balance of the Auto Loans.

            As of March 31, 1997 [the close of business on the last day of the Due Period]

              Number of Days           Number of         Aggregate Principal
                Delinquent            Auto Loans        Balance of Auto Loans
                ----------            ----------        ---------------------

              current (0-29)             1647               $16,570,164
                  30-59                   241                 2,596,093
                  60-89                    75                   811,721
                 90 - 120                  55                   580,522
                 over 120                 565                 4,619,667
                                        -----               -----------
              Totals:                   2,583               $25,178,167
                                        =====

              Aggregate Principal Balance of Defaulted
              Auto Loans at March 31, 1997                   (1,952,018)
                                                            -----------

              Aggregate Principal Balance allocable
              to Certificateholders                         $23,226,149
                                                            ===========

      2. Total Amounts Collected during the Due Period and Deposited into the Collection Account.

            (a)   The total amount of Payments collected on
                  the Auto Loans and deposited into the
                  Collection Account for the Due Period was........$1,039,606.94
                                                                   -------------

            (b)   The total amount of Recoveries on
                  Defaulted Auto Loans collected on the Auto
                  Loans and deposited into the Collection
                  Account for the Due Period was.....................$300,376.79
                                                                     -----------

            (c)   The total amounts collected on the Auto
                  Loans and deposited into the Collection
                  Account for the Due Period was [a+b].............$1,339,983.73
                                                                   -------------

      3.    Defaulted Auto Loans.

            Auto Loans that became Defaulted Auto Loans during the Due Period:

                  Number of                  Aggregate Principal
                  Auto Loans                 Balance of Auto Loans
                  ----------                 ---------------------

                      49                          $572,173.76

      4. The information specified in item 13(d) through (f) stated on the basis of $1,000 Initial Principal Amount.
                  The Certificate Rate is 6.5%

            (a)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes interest on the Investor
                  Certificates at the Certificate Rate,
                  including any Shortfall so allocable
                  stated on the basis of $1,000 Initial
                  Principal Amount is..................................$3.616919
                                                                       ---------

            (b)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes payments in reduction of
                  principal with respect to the Investor
                  Certificate on the basis of $1,000 Initial
                  Principal Amount is.................................$34.682035
                                                                      ----------

            (c)   The total amount of the distribution to be
                  made on such Distribution Date to the
                  Investor Certificateholders on the basis
                  of $1,000 Initial Principal Amount is...............$38.298954
                                                                      ----------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED April 16, 1997

            Calculation of Required Cash Reserve Amount as of the April 21, 1997 Distribution Date.

            (i)   The Investor Certificate Principal Balance equals
                  $22,048,734.66

            (ii)  Required Reserve Percentage equals 10%.

            (iii) The Required Cash Reserve Amount equals (the product of (i)
                  and (ii)) $2,204,873.47

            For purposes of this Annex C, the following term shall have the following meaning:

      "Required Reserve Percentage" means:

            (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

            (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs;

            (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

            (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

            (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that it for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs.

            (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period;

                                    ANNEX C.1

                                                                          Ratios
                                                                          ------

1.    Delinquency Ratio:

      March Principal Balance 60+ days (net    =    2,250,530.75 =         8.94%
      ----------------------------------------     -------------
         March Aggregate Principal Balance         25,178,166.67

2.    Three Month Deliquency Ratio:

      Sum of Jan-March Principal Balances
                  60+ days (net)               =    6,909,740.33 =         8.78%
      ----------------------------------------     -------------
      Sum of Jan-March Principal Balances          78,690,551.10

3.    Gross Loss Ratio:

      Twelve times the:
      March Principal Balance of Defaulted
              Auto Loans repossessed           =      369,971.19 =        17.63%
      ----------------------------------------     -------------
         March Aggregate Principal Balance         25,178,166.67

4.    Three month Gross Loss Ratio:

      Twelve times the:
      Sum of Jan. - Mar. Principal Balances
      of Defaulted Auto Loans repossessed      =    1,265,637.72 =        19.30%
      ----------------------------------------     -------------
       Sum of Jan. - Mar. Principal Balances       78,690,551.10

5.    ALPI Claims Payment Test:

          Aggregate Principal Balance of
      ALPI Claims not paid within timeframe    =      763,321.80 =        42.60%
      ----------------------------------------     -------------
       Principal Balance of Eligible Claims         1,791,758.25